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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21786

ING Global Advantage and Premium Opportunity Fund

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ 85258
(Address of principal executive offices)      (Zip code)

Huey P. Falgout, Jr., 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end:       February 28

Date of reporting period:      August 31, 2008

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Semi-Annual Report

August 31, 2008

ING Global Advantage and
Premium Opportunity Fund

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This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.
   FUNDS

TABLE OF CONTENTS

President’s Letter	1
Market Perspective	2
Portfolio Managers’ Report	4
Statement of Assets and Liabilities	6
Statement of Operations	7
Statements of Changes in Net Assets	8
Financial Highlights	9
Notes to Financial Statements	10
Portfolio of Investments	18
Shareholder Meeting Information	26
Additional Information	27

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PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the ING Funds’ website at www.ingfunds.com; and (3) on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds’ website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

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PRESIDENT’S LETTER

Dear Shareholder,

ING Global Advantage and Premium Opportunity Fund (the “Fund”) is a diversified, closed end management investment company whose shares are traded on the New York Stock Exchange under the symbol “IGA.” The primary objective of the Fund is to provide a high level of income, with a secondary objective of capital appreciation.

The Fund seeks to achieve its investment objectives by investing at least 80% of its managed assets in a diversified global equity portfolio and employing an option strategy of writing index call options on a significant portion of its equity portfolio. The Fund also hedges most of its foreign currency exposure to reduce volatility of total returns.

For the six-month period ended August 31, 2008, the Fund made total quarterly distributions of $0.93 per share including a return of capital of $0.41 per share.

Based on net asset value (“NAV”), the Fund had a total return of (0.30)% for the six-month period.(1) This NAV return reflects a decrease in its NAV from $17.79 on February 29, 2008 to $16.72 on August 31, 2008, plus the reinvestment of $0.93 per share in distributions. Based on its share price, the Fund provided a total return of (3.82)%for the six-month period.(2) This share price return reflects a decrease in its share price from $16.73 on February 29, 2008 to $15.17 on August 31, 2008, plus the reinvestment of $0.93 per share in distributions.

The global equity markets have witnessed a challenging and turbulent period. Please read the Market Perspective and Portfolio Managers’ Report for more information on the market and the Fund’s performance.

At ING Funds our mission is to set the standard in helping our clients manage their financial future. We seek to assist you and your financial advisor by offering a range of global investment solutions. We invite you to visit our website at www.ingfunds.com. Here you will find information on our products and services, including current market data and fund statistics on our open- and closed-end funds. You will see that we offer a broad variety of equity, fixed income and multi-asset funds that aim to fulfill a variety of investor needs.

We thank you for trusting ING Funds with your investment assets, and we look forward to serving you in the months and years ahead.

Sincerely,

Shaun P. Mathews
President
ING Funds
October 10, 2008

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice. International investing does pose special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

For more complete information, or to obtain a prospectus for any ING fund, please call your Investment Professional or the Fund’s Shareholder Service Department at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your Investment Professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

(1)	Total investment return at net asset value has been calculated assuming a purchase at net asset value at the beginning of each period and a sale at net asset value at the end of each period and assumes reinvestment of dividends, capital gain distributions and return of capital distributions/allocations, if any, in accordance with the provisions of the dividend reinvestment plan.

(2)	Total investment return at market value measures the change in the market value of your investment assuming reinvestment of dividends, capital gain distributions and return of capital distributions/allocations, if any, in accordance with the provisions of the Fund’s dividend reinvestment plan.

Market Perspective:  Six Months Ended August 31, 2008

Our new fiscal year carried on where the previous one left off, as mutually reinforcing financial dislocation and economic weakness continued to drive investors from risk assets, with volatility as the norm. Global equities in the form of the Morgan Stanley Capital International (“MSCI”) World® Index(1) measured in local currencies, including net reinvested dividends (“MSCI” for regions discussed below) fell 3.8% for the six months ended August 31, 2008. In currencies the dollar at first continued its weakening trend against the euro. But the tide turned in mid-July and for the whole six months the dollar strengthened by 3.1% against the euro. The dollar gained 2.5% on the yen, and in its biggest move, gained 8.9% against the pound.

In some ways March symbolized these turbulent times with its mixture of crisis, remedy and apparent relief. Bear Stearns, an investment bank near the eye of the storm, was laid low in days by self-fulfilling rumors of insolvency due to liquidity problems. The Federal Reserve Board (the “Fed”), which had been reducing rates since August, then cut the discount rate further, by 100 basis points to 2.5% and the federal funds rate by 75 basis points to 2.25%, and followed this up by opening the discount window to other primary dealers.

For a while investors seemed to think the worst had passed. After five consecutive months of loss through March, stock markets rose strongly from mid-March lows, sustained by another federal funds rate cut of 0.25%. But by mid-May, it was obvious that the problems had not gone away and global equities resumed a downward path.

The housing market continued its inexorable march down. The now popular Standard & Poor’s (“S&P”)/Case-Shiller National U.S. Home Price Index(2) of house prices in 20 major cities fell 15.4% year-over-year in the second quarter. Single family housing starts were at the lowest level since 1991, and one-third of existing home sales were distressed. Banks continued to restrict credit and 30-year fixed mortgage rates reached a six-year high.

By August, payrolls had declined for seven consecutive months and the unemployment rate rose to 5.7% from 4.9% in February. Gross Domestic Product (“GDP”) growth was finalized at just 0.96% annualized for the first quarter. There was improvement to 3.3% for the second quarter, but this was after a massive, temporary fiscal stimulus.

There was more trouble in the financial sector. Lehman Brothers, Merrill Lynch and huge global insurer AIG declared losses in the billions, directly or indirectly due to mortgage write downs. But the most attention was directed at the government sponsored mortgage lending agencies known as the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Corporation (“Freddie Mac”). Lightly capitalized for their trillions in liabilities, they were, by any rational assessment, insolvent. The systemic risk to the broader economy was obvious and finally Treasury Secretary Paulson was given authorization to buy stock in and lend to the agencies. But as August ended, with their stock prices down 90% in 2008, there was a sense of foreboding that the game was up for Fannie Mae and Freddie Mac, among others.

In US fixed income markets, the Treasury yield curve steepened as the market sought the safety of Treasury Bills, while longer term yields were supported by headline consumer price index inflation of 5.0% and the prospect of increasing calls on the public purse. For the six-months through August 31, 2008, the Lehman Brothers® Aggregate Bond (“LBAB”) Index(3) of investment grade bonds rose just 0.18%, and the Lehman Brothers® High Yield Bond — 2% Issuer Constrained Composite Index(4) returned 0.74%.

U.S. equities, represented by the S&P 500® Composite Stock Price (“S&P 500® ”) Index(5) including dividends, returned (2.6)% in the six months through August 31, 2008, supported to some extent by sharply falling oil prices after peaking in mid-July at nearly $150 per barrel. Profits for S&P 500® companies suffered their fourth straight quarter of decline, led down by the financials sector, which contributed a net loss. It was not just financials that were in the news, however. The domestic automakers were facing the perfect storm of rising gasoline prices driving customers from high margin SUVs and pick-up trucks, a slowing economy and sagging consumer confidence, at the same time as credit conditions were getting tighter. General Motors’ stock price traded at a 54-year low at one point, while Ford incurred a record loss of $8.7 billion in the second quarter.

In international markets, the MSCI Japan® Index(6) fell 4.9% for the six-month period. The export dependent economy suffered from slowing global demand, while high energy prices and political deadlock sapped domestic confidence. The longest postwar expansion

Market Perspective:  Six Months Ended August 31, 2008

came to an end as the first quarterly drop in exports for three years led to a decline in GDP of 0.6% in the second quarter of 2008. The MSCI Europe ex UK® Index(7) slumped 7.2% in the same period, beset by sharply falling economic activity and a European Central Bank that actually raised interest rates in July as consumer price inflation, driven by food and energy, surged to 4.0%, a 16-year high. First quarter GDP growth was actually reported at 0.8%. But soon business and consumer confidence sagged to five-year lows as banks continued to write down asset-backed securities in huge volumes and toughened credit standards. With purchasing managers’ indices in contraction territory, second quarter GDP fell 0.2%. In the UK, the MSCI UK® Index(8) slipped 1.8%, supported by large, out performing energy and staples sectors. As in Continental Europe, lenders were tightening their rules, mortgage approvals were at the lowest since record-keeping began, and house price declines were accelerating. GDP growth evaporated, and the economy fell flat in the second quarter. The Bank of England cut rates, by 0.25% to 5.0%, but with inflation now up to 4.4% it was clear that the Bank was out of ammunition.
(1) The MSCI World® Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2) The S&P/Case-Shiller National U.S. Home Price Index tracks the value of single-family housing within the United States. The index is a composite of single-family home price indices for the nine U.S. Census divisions and is calculated quarterly.

(3) The LBAB Index is an unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(4) The Lehman Brothers® High Yield Bond — 2% Issuer Constrained Composite Index is an unmanaged index that measures the performance of fixed-income securities.

(5) The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(6) The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(7) The MSCI Europe ex UK® Index is a free float adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(8) The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results.  The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

ING Global Advantage and Premium Opportunity Fund
Portfolio Managers’ Report

Country Allocation
as of August 31, 2008
(as a percent of net assets)

Portfolio holdings are subject to change daily.

ING Global Advantage and Premium Opportunity Fund’s (the “Fund”) primary investment objective is to provide a high level of income. Capital appreciation is a secondary investment objective. The Fund seeks to achieve its investment objectives by:

•	investing at least 80% of its managed assets in a diversified global equity portfolio; and

•	utilizing an integrated option writing strategy.

The Fund is managed by Paul Zemsky, Omar Aguilar, Jody I. Hrazanek, Carl Ghielen, Martin Jansen, Bas Peeters and Frank van Etten, Portfolio Managers, ING Investment Management Co. — the Sub-Adviser.

Equity Portfolio Construction: Under normal market conditions, the Fund invests in a diversified portfolio of common stocks of companies located in a number of different countries throughout the world, normally in approximately 450-500 common stocks, seeking to reduce the Fund’s exposure to individual stock risk. The Fund normally invests across a broad range of countries (usually 25-30 countries), industries and market sectors, including investments in issuers located in countries with emerging markets.

The Fund’s weighting between U.S. and international equities depends on the Sub-Adviser’s ongoing assessment of market opportunities for the Fund. Under normal market conditions, the Fund seeks to maintain a target weighting of 60% in U.S. domestic common stocks and not less than 40% in international (ex-U.S.) common stocks.

The Fund’s Integrated Option Strategy: The option strategy of the Fund is designed to seek gains and lower volatility of total returns over a market cycle by writing (selling) index call options on selected indices in an amount equal to approximately 60% to 100% of the value of the Fund’s holdings in common stocks.

Writing index call options involves granting the buyer the right to appreciation of the value of an index above at a particular price (the “strike price”) at a particular time. If the purchaser exercises an index call option sold by the Fund, the Fund will pay the purchaser the difference between the cash value of the index and the strike price of the option.

The Fund seeks to generate gains from its portfolio index call option strategy and, to a lesser extent, income from dividends on the common stocks held in the Fund’s portfolio. The extent of index call option writing activity depends upon market conditions and the Sub-Adviser’s ongoing assessment of the attractiveness of writing index call options on selected indices. Index call options are primarily written in over-the-counter markets with major international banks, broker-dealers and financial institutions. The Fund may also write call options in exchange-listed option markets.

The Fund writes call options that are generally short-term (between 10 days and three months until expiration) and at- or near-the-money. The Fund typically maintains its covered call positions until expiration, but it retains the option to buy back the covered call options and sell new covered call options. Lastly, in order to reduce volatility of NAV returns, the Fund employs a policy to fully hedge currencies.

Performance: Based on its share price as of August 31, 2008, the Fund provided a total return of (3.82)% for the six-month period. This return reflects a decrease in its share price from

Top Ten Holdings*
as of August 31, 2008
(as a percent of net assets)

ExxonMobil Corp.	2.8%
Chevron Corp.	1.5%
Hewlett-Packard Co.	1.2%
International Business Machines Corp.	1.2%
ConocoPhillips	1.1%
Proctor & Gamble Co.	1.1%
Microsoft Corp.	1.0%
General Electric Co.	1.0%
Coca-Cola Co.	0.9%
Wyeth	0.9%

*	Excludes short-term investments related to ING Institutional Prime Money Market Fund.

Portfolio holdings are subject to change daily.

ING Global Advantage and Premium Opportunity Fund
Portfolio Managers’ Report

$16.73 on February 29, 2008 to $15.17 on August 31, 2008, plus the reinvestment of $0.93 per share in distributions. Based on NAV, the Fund returned (0.30)% for the six-month period. The Standard & Poor’s 500® Composite Stock Price Index (“S&P 500® Index”), the Morgan Stanley Capital International — Europe, Australasia and Far East® Index (“MSCI EAFE® Index”) and the Chicago Board Options Exchange (“CBOE”) BuyWrite Monthly Index returned (2.57)%, (10.18)% and 1.00%, respectively, for the same period. During the period, the Fund made total quarterly distributions of $0.93 per share including a return of capital of $0.41 per share. As of August 31, 2008, the Fund had 18,231,236 shares outstanding.

Market Review: The equity portfolio of the Fund uses a customized reference index, a blend of 60% S&P 500® Index and 40% MSCI EAFE® Index, to reflect its strategic emphasis. Markets began the period on a downward trend that was bucked during April and May as the markets turned in positive performance. The stage was set for a rally in financials as the U.S. Federal Reserve arranged a buyout of the beleaguered investment bank Bear Stearns. However, investors soon turned back to pressing macro issues as rising oil prices, increased inflationary pressure and global slowdown re-emerged to dampen sentiment. For the six-month period, the S&P 500® Index and the MSCI EAFE® Index returned (2.57)% and (10.18)%, respectively, and the blended reference index returned (5.50)%.

Equity Portfolio: ING’s International Index Plus strategy is utilized for the international equity component of the Fund. For the review period, the strategy underperformed its benchmark, the MSCI EAFE® Index. By design the strategy approximates the regional and sector weights of the index. Stock selection detracted value in Europe and developed Asia. Within sectors, adverse selection in financials, consumer discretionary and industrials accounted for most of the shortfall. This was partly offset by positive stock selection within the healthcare, utilities and energy sectors.

The Fund’s U.S. equity component outperformed the S&P 500® Index due mainly to positive selection effect in certain sectors. In particular, consumer discretionary and technology added value and reversed the negative effect due to selection in healthcare and industrials. From March through June market recognition factors added value, while valuation and quality factors detracted. However in July and August valuation was successful, while market recognition and quality lagged. Our dynamic factor weighting model helped results, allocating the Fund more towards valuation as July began.

Option Portfolio: The Fund generates premiums and seeks gains by writing (selling) call options on a basket of market indexes on a portion of the value of the equity portfolio. During the period, the Fund wrote (sold) short-maturity call options on the S&P 500® Index, the DJ Euro Stoxx 50 Index, the Nikkei 225 Index and the FTSE 100 Index. The strike prices of the traded options were typically at or near-the-money, and the average expiration dates were between four and six weeks. The coverage ratio was maintained at approximately 60-70% throughout the period. Option performance was mixed with options written expiring in-the-money in the early part of the period and expiring out-of-the money as the equity market sold off towards period-end. Overall, the option overlay strategy reduced volatility and added modestly to the returns of the Fund.

The Fund continued its policy of hedging major foreign currencies to reduce volatility of NAV returns. Our hedges added to performance this period as the U.S. dollar continued to strengthen in reaction to monetary policy changes globally.

Current Strategy & Outlook: We are cautiously optimistic that the monetary and fiscal measures taken in the United States to stabilize the financial system will help stabilize the global equity markets late in 2008 or early in 2009. For the short term, market volatility is likely to remain elevated against a backdrop of slower growth in the developed economies and an uncertain earnings outlook. We expect volatility to remain elevated until credit markets stabilize; higher volatility is expected to benefit the level of call premiums the Fund should receive.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

STATEMENT OF ASSETS AND LIABILITIES as of August 31, 2008 (Unaudited)

ASSETS:
Investments in securities at value*	$296,644,609
Short-term investments in affiliates at amortized cost	6,025,000
Short-term investments at amortized cost	481,000
Cash	1,256,793
Cash collateral for futures	396,000
Foreign currencies at value**	86,593
Receivables:
Investment securities sold	11,952
Dividends and interest	817,909
Unrealized appreciation on forward foreign currency contracts	1,605,673
Prepaid expenses	2,835

Total assets	307,328,364

LIABILITIES:
Payable for futures variation margin	85,300
Unrealized depreciation on forward foreign currency contracts	134,285
Payable to affiliates	98,061
Payable for trustee fees	5,737
Other accrued expenses and liabilities	160,949
Written options***	1,963,760

Total liabilities	2,448,092

NET ASSETS (equivalent to $16.72 per share on 18,231,236 shares outstanding)	$304,880,272

NET ASSETS WERE COMPRISED OF:
Paid-in capital — shares of beneficial interest at $0.01 par value (unlimited shares authorized)	$324,880,724
Distributions in excess of net investment income	(8,842,777)
Accumulated net realized gain on investments, foreign currency related transactions, futures, and written options	716,126
Net unrealized depreciation on investments, foreign currency related transactions, futures, and written options	(11,873,801)

NET ASSETS	$304,880,272

* Cost of investments in securities	$312,188,754
** Cost of foreign currencies	$89,555
*** Premiums received for written options	$4,271,074

See Accompanying Notes to Financial Statements

STATEMENT OF OPERATIONS for the six months ended August 31, 2008 (Unaudited)

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*(1)	$4,837,264
Interest	36,692

Total investment income	4,873,956

EXPENSES:
Investment management fees	1,197,508
Transfer agent fees	9,685
Administrative service fees	159,668
Shareholder reporting expense	39,828
Professional fees	28,502
Custody and accounting expense	87,774
Trustee fees	5,172
Miscellaneous expense	24,265

Total expenses	1,552,402
Waived and reimbursed fees	(1,817)

Net expenses	1,550,585

Net investment income	3,323,371

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, FUTURES, AND WRITTEN OPTIONS:
Net realized gain (loss) on:
Investments	(17,344,733)
Foreign currency related transactions	1,527,490
Futures	(824,501)
Written options	12,943,077

Net realized loss on investments, foreign currency related transactions, futures, and written options	(3,698,667)

Net change in unrealized appreciation or depreciation on:
Investments	(7,096,384)
Foreign currency related transactions	4,326,455
Futures	(51,097)
Written options	756,386

Net change in unrealized appreciation or depreciation on investments, foreign currency related
transactions, futures, and written options	(2,064,640)

Net realized and unrealized loss on investments, foreign currency related transactions, futures, and written options	(5,763,307)

Decrease in net assets resulting from operations	$(2,439,936)

* Foreign taxes withheld	$329,979
(1) Dividends from affiliates	$55,612

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

	Six Months
	Ended	Year Ended
	August 31,	February 29,
	2008	2008
FROM OPERATIONS:
Net investment income	$3,323,371	$5,502,682
Net realized gain (loss) on investments, foreign currency related transactions, futures, and written options	(3,698,667)	29,242,549
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, futures, and written options	(2,064,640)	(42,771,172)

Decrease in net assets resulting from operations	(2,439,936)	(8,025,941)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(9,168,927)	—
Net realized gains	(254,362)	(43,759,562)
Return of capital	(7,531,760)	(10,365,747)

Total distributions	(16,955,049)	(54,125,309)

FROM CAPITAL SHARE TRANSACTIONS:
Reinvestment of distributions	—	993,717

Net increase in net assets resulting from capital share transactions	—	993,717

Net decrease in net assets	(19,394,985)	(61,157,533)

NET ASSETS:
Beginning of period	324,275,257	385,432,790

End of period	$304,880,272	$324,275,257

Distributions in excess of net investment income at end of period	$(8,842,777)	$(2,997,221)

See Accompanying Notes to Financial Statements

ING Global Advantage and Premium Opportunity Fund (Unaudited)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

		Six Months	Year	Year	October 31,
		Ended	Ended	Ended	2005(1) to
		August 31,	February 29,	February 28,	February 28,
		2008	2008	2007	2006

Per Share Operating Performance:
Net asset value, beginning of period	$	17.79	21.19	20.24	19.06 (2)
Income (loss) from investment operations:
Net investment income	$	0.18	0.30 *	0.26	0.06 *
Net realized and unrealized gain (loss) on investments	$	(0.32)	(0.73)	2.55	1.28
Total from investment operations	$	(0.14)	(0.43)	2.81	1.34
Less distributions from:
Net investment income	$	0.50	—	0.04	0.16
Net realized gains on investments	$	0.02	2.40	1.54	—
Return of capital	$	0.41	0.57	0.28	—
Total distributions	$	0.93	2.97	1.86	0.16
Net asset value, end of period	$	16.72	17.79	21.19	20.24
Market value, end of period	$	15.17	16.73	21.11	18.61
Total investment return at net asset value(3)%		(0.30)	(2.40)	14.81	7.08
Total investment return at market value(4)%		(3.82)	(7.87)	24.40	(6.17)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$	304,880	324,275	385,433	365,374
Ratios to average net assets:
Gross expenses prior to expense waiver(5)%		0.97	0.97	0.95	1.06
Net expenses after expense waiver(5)(6)%		0.97 **	0.97 **	0.95	1.00
Net investment income after expense waiver(5)(6)%		2.08 **	1.45 **	1.29	0.86
Portfolio turnover rate	%	84	194	132	41

(1)	Commencement of operations.

(2)	Net asset value at beginning of period reflects the deduction of the sales load of $0.90 per share and offering costs of $0.04 per share paid by the shareholder from the $20.00 offering price.

(3)	Total investment return at net asset value has been calculated assuming a purchase at net asset value at the beginning of each period and a sale at net asset value at the end of each period and assumes reinvestment of dividends, capital gain distributions and return of capital distributions/allocations, if any, in accordance with the provisions of the dividend reinvestment plan. Total investment return at net asset value is not annualized for periods less than one year.

(4)	Total investment return at market value measures the change in the market value of your investment assuming reinvestment of dividends, capital gain distributions and return of capital distributions/allocations, if any, in accordance with the provisions of the Fund’s dividend reinvestment plan. Total investment return at market value is not annualized for periods less than one year.

(5)	Annualized for periods less than one year.

(6)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage, extraordinary expenses and acquired fund fees and expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

**	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.01% impact on the expense ratio and net investment income ratio.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS as of August 31, 2008 (Unaudited)

NOTE 1 — ORGANIZATION

ING Global Advantage and Premium Opportunity Fund (the “Fund”) is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is organized as a Delaware statutory trust. The primary investment objective for the Fund is to provide a high level of income. Capital appreciation is a secondary investment objective. The Fund seeks to achieve its investment objectives by investing in a portfolio of global common stocks and utilizing an integrated options writing strategy.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements, and such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.	Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ are valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and equity securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Fund’s valuation procedures. U.S. government obligations are valued by using market quotations or independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities that are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of the Fund’s Board of Trustees (“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that the Fund calculates its net asset value (“NAV”) may also be valued at their fair values, as defined by the 1940 Act, as determined in good faith by or under the supervision of the Fund’s Board, in accordance with methods that are specifically authorized by the Board. The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time the Fund determines its NAV or if the foreign exchange closes prior to the time the Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the NYSE Euronext (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of the Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by the Fund in foreign securities markets. Further, the value of the Fund’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Fund. In calculating the Fund’s NAV, foreign securities denominated in foreign currency are converted to U.S. dollar equivalents. If an event occurs after the time at which the market for foreign securities held by the Fund closes but before the time that the Fund’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Fund determines its NAV. In such a case, the Fund will use the fair value of such securities as determined under the Fund’s valuation procedures. Events after the close of trading on a foreign market that could require the Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service

NOTES TO FINANCIAL STATEMENTS as of August 31, 2008 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

may use statistical analyses and quantitative models to help determine fair value as of the time the Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Fund’s NAV. Investments in securities maturing in 60 days or less from date of acquisition are valued at amortized cost which approximates market value.

Options that are traded over-the-counter will be valued using one of three methods: (1) dealer quotes; (2) industry models with objective inputs; or (3) by using a benchmark arrived at by comparing prior-day dealer quotes with the corresponding change in the underlying security. Exchange traded options will be valued using the last reported sale. If no last sale is reported, exchange traded options will be valued using an industry accepted model such as “Black Scholes.” Options on currencies purchased by the Fund are valued using industry models with objective inputs.

Effective for fiscal years beginning after November 15, 2007, Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements”, establishes a hierarchy for measuring fair value of assets and liabilities. As required by the standard, each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1”, inputs other than quoted prices for an asset that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3”. The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Portfolio of Investments.

B.	Security Transactions and Revenue Recognition. Security transactions are recorded on the trade date. Realized gains or losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Premium amortization and discount accretion are determined using the effective yield method. Dividend income is recorded on the ex-dividend date, or in the case of some foreign dividends, when the information becomes available to the Fund.

C.	Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses

NOTES TO FINANCIAL STATEMENTS as of August 31, 2008 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

D.	Forward Foreign Currency Contracts. The Fund may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward foreign currency contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the statement of assets and liabilities. Realized and unrealized gains and losses on forward foreign currency contracts are included on the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

E.	Distributions to Shareholders. Dividends from net investment income and net realized gains, if any, are declared and paid quarterly by the Fund. Distributions are determined annually in accordance with federal tax principles, which may differ from U.S. generally accepted accounting principles for investment companies. The Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. Distributions are recorded on the ex-dividend date.

The Fund intends to make regular quarterly distributions based on the past and projected performance of the Fund. The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time depending on whether the Fund has gains or losses on the call options written on its portfolio versus gains or losses on the equity securities in the portfolio. The Fund’s distributions will normally reflect past and projected net investment income, and may include income from dividends and interest, capital gains and/or a return of capital. The final composition of the tax characteristics of the distributions cannot be determined with certainty until after the end of the year, and will be reported to shareholders at that time. The amount of quarterly distributions will vary, depending on a number of factors. As portfolio and market conditions change, the rate of dividends on the common shares will change. There can be no assurance that the Fund will be able to declare a dividend in each period.

F.	Federal Income Taxes. It is the policy of the Fund to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, no federal income tax provision is required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall

NOTES TO FINANCIAL STATEMENTS as of August 31, 2008 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

be made until any capital loss carryforwards have been fully utilized or expired.

G.	Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

H.	Securities Lending. Under an agreement with The Bank of New York Mellon Corporation (“BNY”) the Fund has the option to temporarily loan up to 30% of its managed assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, the Fund has the right to use collateral to offset losses incurred. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in the Fund.

I.	Options Contracts. The Fund may purchase put and call options and may write (sell) put options and covered call options. The premium received by the Fund upon the writing of a put or call option is included in the Statement of Assets and Liabilities as a liability which is subsequently marked-to-market until it is exercised or closed, or it expires. The Fund will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option or purchased put option or the purchase cost of the security for a written put option or a purchased call option is adjusted by the amount of premium received or paid. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

J.	Repurchase Agreements. The Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. The Fund will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.

K.	Indemnifications. In the normal course of business, the Fund may enter into contracts that provide certain indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

NOTE 3 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

ING Investments, LLC (“ING Investments” or the “Investment Adviser”), an Arizona limited liability company, is the Investment Adviser of the Fund. The Fund pays the Investment Adviser for its services under the investment management agreement (“Management Agreement”), a fee, payable monthly, based on an annual rate of 0.75% of the Fund’s average daily managed assets. For purposes of the Management Agreement, managed assets are defined as the Fund’s average daily gross asset value,

NOTES TO FINANCIAL STATEMENTS as of August 31, 2008 (Unaudited) (continued)

NOTE 3 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

minus the sum of the Fund’s accrued and unpaid dividends on any outstanding preferred shares and accrued liabilities (other than liabilities for the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund and the liquidation preference of any outstanding preferred shares). As of August 31, 2008, there were no preferred shares outstanding.

The Investment Adviser entered into a sub-advisory agreement (“Sub-Advisory Agreement”) with ING IM. Subject to policies as the Board or the Investment Adviser might determine, ING IM manages the Fund’s assets in accordance with the Fund’s investment objectives, policies and limitations.

ING funds are permitted to invest end-of-day cash balances into ING Institutional Prime Money Market Fund. Investment management fees paid by the Fund will be reduced by an amount equal to the management fees paid indirectly to the ING Institutional Prime Money Market Fund with respect to assets invested by the Fund. For the six months ended August 31, 2008, the Fund waived $1,817 of such management fees. These fees are not subject to recoupment.

ING Funds Services, LLC, a Delaware limited liability company, (the “Administrator”) serves as Administrator to the Fund. The Fund pays the Administrator for its services a fee based on an annual rate of 0.10% of the Fund’s average daily managed assets. The Investment Adviser, ING IM, and the Administrator are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services to over 75 million private, corporate and institutional clients in more than 50 countries. With a diverse workforce of about 125,000 people, ING Groep comprises a broad spectrum of prominent companies that increasingly serve their clients under the ING brand.

The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with the Fund under which it will limit the expenses of the Fund, excluding interest, taxes, leverage expenses, and extraordinary expenses (and acquired fund fees and expenses) to 1.00% of average net assets. The Investment Adviser may at a later date recoup from the Fund fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. The Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless ING Investments or the Fund provides written notice of the termination within 90 days of the end of the then current term or upon written termination of the Management Agreement.

NOTE 4 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

As of August 31, 2008, the Fund had the following amounts recorded in payable to affiliates on the accompanying Statement of Assets and Liabilities:

Accrued
Investment	Accrued
Management	Administrative
Fees	Fees	Total

$72,316	$25,745	$98,061

The Fund has adopted a Retirement Policy (“Policy”) covering all Independent Trustees of the Fund. Benefits under this Policy are based on an annual rate as defined in the Policy agreement and are recorded as trustee fees in the financial statements.

NOTE 5 — PURCHASES AND SALES OF INVESTMENT SECURITIES

The cost of purchases and proceeds from sales of investments for the six months ended August 31, 2008, excluding short-term securities, were $266,838,538 and $273,242,997, respectively.

NOTE 6 — TRANSACTIONS IN WRITTEN OPTIONS

Transactions in written options for the Fund for the six months ended August 31, 2008 were as follows:

	Number of
	Contracts	Premium

Balance at 02/29/2008	341,900	$6,417,152
Options Written	1,933,525	32,904,314
Options Expired	(807,500)	(16,100,346)
Options Terminated in Closing Purchase Transactions	(1,174,512)	(18,950,046)

Balance at 08/31/2008	293,413	$4,271,074

NOTE 7 — CONCENTRATION OF INVESTMENT RISKS

Foreign Securities and Emerging Markets. The Fund makes significant investments in foreign securities and may invest up to 20% of its managed assets in

NOTES TO FINANCIAL STATEMENTS as of August 31, 2008 (Unaudited) (continued)

NOTE 7 — CONCENTRATION OF INVESTMENT RISKS (continued)

securities issued by companies located in countries with emerging markets. Investments in foreign securities may entail risks not present in domestic investments. Since investments in securities are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as from movements in currency, security value and interest rate, all of which could affect the market and/or credit risk of the investments. The risks of investing in foreign securities can be intensified in the case of investments in issuers located in countries with emerging markets.

Leverage. Although the Fund has no current intention to do so, the Fund is authorized to utilize leverage through the issuance of preferred shares and/or borrowings, including the issuance of debt securities. In the event that the Fund determines in the future to utilize investment leverage, there can be no assurance that such a leveraging strategy will be successful during any period in which it is employed.

NOTE 8 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Six Months	Year
	Ended	Ended
	August 31,	February 29,
	2008	2008

Number of Shares
Reinvestment of distributions	—	46,154

Net increase in shares outstanding	—	46,154

$
Reinvestment of distributions	$—	$993,717

Net increase	$—	$993,717

NOTE 9 — SECURITIES LENDING

Under an agreement with BNY, the Fund can lend its securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral must be in an amount equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The securities purchased with cash collateral received are reflected in the Portfolio of Investments. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however there would be a potential loss to the Fund in the event the Fund is delayed or prevented from exercising their right to dispose of the collateral. The Fund bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in the Fund. As of August 31, 2008, the Fund did not have any securities on loan.

NOTE 10 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions in the current period will not be determined until after the Fund’s tax year-end of December 31, 2008. The tax composition of dividends and distributions as of the Fund’s most recent tax year-end was as follows:

Tax Year Ended December 31, 2007

Ordinary	Long-Term	Return
Income	Capital Gains	of Capital

$15,304,359	$28,497,101	$10,323,849

NOTES TO FINANCIAL STATEMENTS as of August 31, 2008 (Unaudited) (continued)

NOTE 10 — FEDERAL INCOME TAXES (continued)

The tax-basis components of distributable earnings as of the tax year ended December 31, 2007 were:

Unrealized
Appreciation

$23,702,127

The Fund’s major tax jurisdictions are federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is the Fund’s initial tax year of 2005.

NOTE 11 — OTHER ACCOUNTING PRONOUNCEMENTS

On March 19, 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (“SFAS No. 161”), “Disclosure about Derivative Instruments and Hedging Activities.” This new accounting statement requires enhanced disclosures about an entity’s derivative and hedging activities. Entities are required to provide enhanced disclosures about (a) how and why an entity invests in derivatives, (b) how derivatives are accounted for under SFAS No. 133, and (c) how derivatives affect an entity’s financial position, financial performance, and cash flows. SFAS No. 161 also requires enhanced disclosures regarding credit-risk-related contingent features of derivative instruments. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of August 31, 2008, management of the Fund is currently assessing the impact of the expanded financial statement disclosures that will result from adopting SFAS No. 161.

NOTE 12 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS

As discussed in earlier supplements that were previously filed with the SEC, ING Investments, the adviser to the ING Funds, has reported to the Boards of Directors/Trustees (the “Boards”) of the ING Funds that, like many U.S. financial services companies, ING Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. ING Investments has advised the Boards that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, ING Investments reported that management of U.S. affiliates of ING Groep N.V., including ING Investments (collectively, “ING”), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING’s internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING’s variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Boards.

ING Investments has advised the Boards that most of the identified arrangements were initiated prior to ING’s acquisition of the businesses in question in the U.S. ING Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, ING Investments has advised the Boards that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Boards are the only instances of such trading respecting the ING Funds.

ING Investments reported to the Boards that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, ING Investments advised the Boards that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe

NOTES TO FINANCIAL STATEMENTS as of August 31, 2008 (Unaudited) (continued)

NOTE 12 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)

that ING’s acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, Investments reported that given ING’s refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

•	ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING’s internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the SEC. ING Investments reported to the Boards that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

•	ING updated its Code of Conduct for employees reinforcing its employees’ obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

Other Regulatory Matters

The New York Attorney General (the “NYAG”) and other federal and state regulators are also conducting broad inquiries and investigations involving the insurance industry. These initiatives currently focus on, among other things, compensation and other sales incentives; potential conflicts of interest; potential anti-competitive activity; reinsurance; marketing practices (including suitability); specific product types (including group annuities and indexed annuities); fund selection for investment products and brokerage sales; and disclosure. It is likely that the scope of these industry investigations will further broaden before they conclude. ING has received formal and informal requests in connection with such investigations, and is cooperating fully with each request.

Other federal and state regulators could initiate similar actions in this or other areas of ING’s businesses. These regulatory initiatives may result in new legislation and regulation that could significantly affect the financial services industry, including businesses in which ING is engaged. In light of these and other developments, ING continuously reviews whether modifications to its business practices are appropriate. At this time, in light of the current regulatory factors, ING U.S. is actively engaged in reviewing whether any modifications in our practices are appropriate for the future.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares, or other adverse consequences to ING Funds.

NOTE 13 — SUBSEQUENT EVENTS

Dividends:  Subsequent to August 31, 2008, the Fund declared a quarterly dividend of:

Per Share
Amount	Declaration Date	Payable Date	Record Date
$0.465	9/19/2008	10/15/2008	10/3/2008

PORTFOLIO OF INVESTMENTS
ING Global Advantage and Premium Opportunity Fund
as of August 31, 2008 (Unaudited)

Shares			Value

COMMON STOCK: 96.4%

		Australia: 2.4%
40,903		AGL Energy Ltd.	$536,605
15,424	X	Alumina Ltd.	57,614
12,109		Amcor Ltd.	56,833
5,232		Australia & New Zealand Banking Group Ltd.	73,675
26,545		Babcock & Brown Ltd.	55,370
36,731		BHP Billiton Ltd.	1,290,059
8,572		BlueScope Steel Ltd.	67,402
71,628		Boral Ltd.	393,531
12,907		Brambles Ltd.	84,688
7,795		Caltex Australia Ltd.	83,379
9,171		Coca-Cola Amatil Ltd.	66,984
1,668		Commonwealth Bank of Australia	60,030
13,618		Computershare Ltd.	104,937
8,461		CSL Ltd.	295,292
168,962		Harvey Norman Holdings Ltd.	533,212
10,758		Lion Nathan Ltd.	82,278
256,772		Macquarie Airports Management Ltd.	698,961
16,774		Macquarie Group Ltd.	622,006
32,688		Macquarie Infrastructure Group	60,917
47,217		National Australia Bank Ltd.	979,759
34,612		Origin Energy Ltd.	477,471
19,337		Qantas Airways Ltd.	55,669
2,029		Rio Tinto Ltd.	219,991
22,645		Telstra Corp., Ltd.	84,060
27,866		Toll Holdings Ltd.	164,989
2,748		Woolworths Ltd.	66,344

			7,272,056

		Austria: 0.5%
988		Erste Bank der Oesterreichischen Sparkassen AG	59,043
65,800		Immofinanz Immobilien Anlagen AG	597,653
12,285		OMV AG	787,057
2,864		Telekom Austria AG	61,560
932		Voestalpine AG	50,450

			1,555,763

		Belgium: 0.5%
867		Delhaize Group	55,934
4,167		Fortis	57,697
7,900	@	Fortis — STRIP VVPR	116
11,090		InBev NV	768,787
5,031		KBC Groep NV	477,987

			1,360,521

		Bermuda: 0.2%
21,100		Tyco Electronics Ltd.	694,401

			694,401

		Denmark: 0.4%
1,050		Danisco A/S	70,498
3,600		Danske Bank A/S	101,303
1,000		Novo-Nordisk A/S	55,822
7,550	@	Vestas Wind Systems A/S	1,024,485

			1,252,108

		Finland: 1.1%
32,114		Elisa OYJ	685,051
7,403		Kesko OYJ	228,051
69,302		Nokia OYJ	1,735,141
2,667		Sampo OYJ	67,095
39,433		UPM-Kymmene OYJ	673,737
2,736		YIT OYJ	42,559

			3,431,634

		France: 4.6%
1,052		Air Liquide	127,776
35,611		AXA SA	1,136,256
9,884		BNP Paribas	886,646
10,820		Bouygues SA	652,136
10,906		Carrefour SA	576,490
595		Christian Dior SA	63,294
12,489	@	Compagnie Generale de Geophysique SA	512,794
849		Compagnie Generale des Etablissements Michelin	55,032
868		Eiffage SA	57,661
26,965		France Telecom SA	795,062
1,848		Gaz de France	106,384
6,650		Lafarge SA	802,244
628		LVMH Moet Hennessy Louis Vuitton SA	66,692
4,168		Natixis	35,014
14,362		Peugeot SA	682,361
968		PPR	112,568
726		Renault SA	60,623
20,623		Sanofi-Aventis	1,463,110
8,450		Schneider Electric SA	849,385
484	@	Suez Environnement SA	13,903
759		Technip SA	62,291
33,452		Total SA	2,403,063
15,681		Veolia Environnement	841,078
11,113		Vinci SA	631,055
24,672		Vivendi	953,154

			13,946,072

		Germany: 2.7%
3,876		Adidas AG	226,400
1,241		Allianz AG	206,882
15,826		BASF AG	913,299
808		Bayer AG	63,775
8,317		Bayerische Motoren Werke AG	343,289
637		Continental AG	69,048
1,029		DaimlerChrysler AG	60,086
10,737		Deutsche Bank AG	911,701
8,494		Deutsche Boerse AG	796,152
26,608		Deutsche Lufthansa AG	572,142
25,003		Deutsche Post AG	584,839
3,697		Deutsche Telekom AG	60,890
10,104		E.ON AG	589,034
9,571		Fresenius Medical Care AG & Co. KGaA	512,528
796		HeidelbergCement AG	89,449
532		K+S AG	63,779
481		Linde AG	60,355
467		MAN AG	45,602
366		Muenchener Rueckversicherungs AG	56,754
969		Rheinmetall AG	61,626
10,887		RWE AG	1,172,502
2,519		SAP AG	141,120
4,254		Siemens AG	462,321

			8,063,573

		Greece: 0.3%
2,384		Alpha Bank AE	60,663
12,120		Hellenic Telecommunications Organization SA	259,062
14,524		National Bank of Greece SA	640,231
2,311		Piraeus Bank SA	62,288

			1,022,244

		Hong Kong: 0.5%
5,000		Cheung Kong Holdings Ltd.	71,070
33,200		Hang Seng Bank Ltd.	654,813
6,600		Hong Kong Exchanges and Clearing Ltd.	85,256
287,000	@	Hutchison Telecommunications International Ltd.	358,171

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Global Advantage and Premium Opportunity Fund
as of August 31, 2008 (Unaudited) (continued)

Shares		Value

	Hong Kong (continued)
14,000	Hutchison Whampoa Ltd.	$129,968
500	Kingboard Chemicals Holdings	2,250
112,000	New World Development Ltd.	169,988
105,000	PCCW Ltd.	65,694

		1,537,210

	Ireland: 0.2%
41,475	Allied Irish Banks PLC	524,796

		524,796

	Italy: 2.0%
6,332	Banca Popolare di Milano Scrl	63,063
117,777	Enel S.p.A.	1,081,402
11,661	ENI S.p.A.	378,251
45,087	Fiat S.p.A.	697,036
2,377	Finmeccanica S.p.A.	63,576
198,668	Intesa Sanpaolo S.p.A.	1,066,421
3,387	Italcementi S.p.A.	47,435
4,821	Italcementi S.p.A. RNC	55,241
19,016	Lottomatica S.p.A.	585,120
8,971	Mediaset S.p.A.	65,132
256,229	Parmalat S.p.A.	705,034
96,692	Pirelli & C S.p.A.	65,294
239,241	UniCredito Italiano S.p.A.	1,287,274
26,023	Unipol S.p.A.	64,880

		6,225,159

	Japan: 8.7%
1,200	Alfresa Holdings Corp.	78,037
9,000	Amada Co., Ltd.	54,513
13,000	Asahi Kasei Corp.	61,054
2,300	Astellas Pharma, Inc.	103,596
11,000	Bank of Yokohama Ltd.	58,921
45	Central Japan Railway Co.	467,454
9,000	Chiba Bank Ltd.	49,319
4,900	Chubu Electric Power Co., Inc.	116,763
31,400	Credit Saison Co., Ltd.	632,584
10,000	Daihatsu Motor Co., Ltd.	123,099
2,300	Daiichi Sankyo Co., Ltd.	69,195
1,800	Daikin Industries Ltd.	60,675
11	Dena Co., Ltd.	53,668
26,900	Fuji Photo Film Co., Ltd.	740,180
24,600	Hitachi High-Technologies Corp.	453,656
13	Inpex Holdings, Inc.	141,559
4,200	Ito En Ltd.	64,274
16,000	Itochu Corp.	128,716
1,800	Itochu Techno-Solutions Corp.	49,393
7,000	Iyo Bank Ltd.	74,281
5,100	JSR Corp.	87,861
10,000	Kansai Paint Co., Ltd.	63,088
24,000	Kao Corp.	679,512
144	KDDI Corp.	838,542
3,600	Keyence Corp.	728,211
4,000	Kirin Brewery Co., Ltd.	59,847
22,400	Komatsu Ltd.	468,821
1,700	Konami Corp.	51,913
41,500	Konica Minolta Holdings, Inc.	571,986
3,000	Kyushu Electric Power Co., Inc.	66,059
2,200	Makita Corp.	56,869
35,000	Matsushita Electric Industrial Co., Ltd.	719,385
9,800	Millea Holdings, Inc.	332,389
6,000	Mitsubishi Electric Corp.	50,885
196,900	Mitsubishi UFJ Financial Group, Inc.	1,496,649
35,000	Mitsui & Co., Ltd.	596,727
27,000	Mitsui OSK Lines Ltd.	320,006
15	Mizuho Financial Group, Inc.	63,854
47,000	NGK Insulators Ltd.	564,071
9,000	NHK Spring Co., Ltd.	60,514
45,000	Nippon Electric Glass Co., Ltd.	600,255
38,000	Nippon Oil Corp.	237,003
32,000	Nippon Sheet Glass Co., Ltd.	163,872
20,000	Nippon Steel Corp.	94,873
14	Nippon Telegraph & Telephone Corp.	68,826
98,000	Nippon Yusen KK	782,065
103,000	Nishi-Nippon City Bank Ltd.	269,076
11,400	Nitto Denko Corp.	342,198
20,600	NOK Corp.	295,213
72,000	Okuma Corp.	517,528
136,000	Osaka Gas Co., Ltd.	494,814
5,700	Otsuka Corp.	408,859
5,950	Promise Co., Ltd.	133,350
453	Resona Holdings, Inc.	527,253
23,000	Seven & I Holdings Co., Ltd.	669,934
13,000	Sharp Corp.	165,400
14,300	Shin-Etsu Chemical Co., Ltd.	795,512
18,000	Shinsei Bank Ltd.	61,206
10,000	Shionogi & Co., Ltd.	225,439
284	Softbank Investment Corp.	50,928
27,900	Sony Corp.	1,066,558
25,100	Stanley Electric Co., Ltd.	505,652
58,500	Sumitomo Electric Industries Ltd.	671,320
61,000	Sumitomo Metal Mining Co., Ltd.	777,172
10	Sumitomo Mitsui Financial Group, Inc.	60,542
3,000	Sumitomo Realty & Development Co., Ltd.	59,719
60,000	Suruga Bank Ltd.	642,889
1,900	Suzuken Co., Ltd.	68,254
21,600	Takeda Pharmaceutical Co., Ltd.	1,128,390
42,100	Tokai Rika Co., Ltd.	610,412
183,000	Tokyo Gas Co., Ltd.	763,526
101,000	Tokyu Land Corp.	426,090
35,200	Toyota Boshoku Corp.	569,046
16,100	Toyota Motor Corp.	718,356
14	West Japan Railway Co.	67,652
2,000	Yamato Kogyo Co., Ltd.	72,890
13,000	Yaskawa Electric Corp.	90,806

		26,661,004

	Luxembourg: 0.1%
2,991	Arcelor Mittal	235,852

		235,852

	Mauritius: 0.3%
1,702,000	Golden Agri-Resources Ltd.	756,298

		756,298

	Netherlands: 2.2%
65,235	Aegon NV	768,469
3,514	Akzo Nobel NV	214,434
31,899	ASML Holding NV	752,264
15,547	Heineken NV	728,889
1,138	Koninklijke DSM NV	65,497
30,992	Koninklijke Philips Electronics NV	1,006,934
34,702	Reed Elsevier NV	580,221
22,157	Royal Dutch Shell PLC — Class A	774,328
42,603	Royal Dutch Shell PLC — Class B	1,464,972
4,027	Royal KPN NV	68,327
10,984	Unilever NV	303,080

		6,727,415

	New Zealand: 0.1%
80,971	Fletcher Building Ltd.	421,742

		421,742

	Norway: 0.0%
5,400	DnB NOR ASA	62,605
5,000	Orkla ASA	64,142

		126,747

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Global Advantage and Premium Opportunity Fund
as of August 31, 2008 (Unaudited) (continued)

Shares			Value

		Portugal: 0.1%
16,417		Energias de Portugal SA	$83,381
5,520		Portugal Telecom SGPS SA	57,672
6,543		PT Multimedia Servicos de Telecomunicacoes e Multimedia SGPS SA	51,407

			192,460

		Singapore: 0.6%
162,000		CapitaLand Ltd.	494,812
9,000		City Developments Ltd.	65,281
6,000		Jardine Cycle & Carriage Ltd.	74,831
167,000		Keppel Land Ltd.	453,619
28,000		Singapore Exchange Ltd.	123,643
248,000		United Overseas Land Ltd.	501,401

			1,713,587

		Spain: 1.9%
56,872		Banco Bilbao Vizcaya Argentaria SA	959,649
105,994		Banco Santander Central Hispano SA	1,801,833
4,749		Iberdrola SA	57,222
5,539		Inditex SA	257,601
74,417		Telefonica SA	1,838,735
29,643		Union Fenosa SA	751,155

			5,666,195

		Sweden: 0.3%
4,200		Atlas Copco AB	58,626
19,550		Boliden AB	123,161
4,900		Electrolux AB	62,869
17,400		Investor AB	366,354
4,000		Sandvik AB	49,573
17,800		Svenska Cellulosa AB — B Shares	202,213
3,000		Swedbank AB	52,719
3,100		Tele2 AB — B Shares	47,682
7,400		Volvo AB	83,875

			1,047,072

		Switzerland: 3.5%
50,010	@	ABB Ltd.	1,226,632
1,213		Compagnie Financiere Richemont AG	70,578
23,827		Credit Suisse Group	1,105,161
11,309		Holcim Ltd.	813,127
29,881		Nestle SA	1,316,545
37,590		Novartis AG	2,094,084
665	@	OC Oerlikon Corp. AG	155,533
4,101		Roche Holding AG	690,110
11,900		Swiss Reinsurance	731,951
246		Syngenta AG	66,004
5,475		Synthes, Inc.	757,626
3,076	@	UBS AG — Reg	66,860
17,503		Xstrata PLC	975,850
1,850		Zurich Financial Services AG	482,973

			10,553,034

		United Kingdom: 8.0%
4,945		3i Group PLC	82,631
10,592		Anglo American PLC	563,027
28,313		AstraZeneca PLC	1,380,316
10,561		Aviva PLC	98,583
71,349		BAE Systems PLC	622,708
92,141		Barclays PLC	589,601
26,689		BG Group PLC	591,999
44,123		BHP Billiton PLC	1,374,254
278,468		BP PLC	2,676,523
1,850		British American Tobacco PLC	62,501
87,026		BT Group PLC	273,135
229,317		Cable & Wireless PLC	739,305
888	@	Cairn Energy PLC	48,044
7,179		Capita Group PLC	92,367
1,977		Carnival PLC	67,777
150,849		Centrica PLC	897,998
64,638		Compass Group PLC	430,160
56,160		Daily Mail & General Trust	379,147
62,296		Diageo PLC	1,150,543
34,606		GlaxoSmithKline PLC	814,310
160,366		HBOS PLC	917,930
93,979		HSBC Holdings PLC	1,478,737
7,480		Imperial Tobacco Group PLC	246,623
48,931		International Power PLC	351,246
30,515		Investec PLC	223,097
97,360		J Sainsbury PLC	615,799
275,039		Legal & General Group PLC	501,796
9,429		Marks & Spencer Group PLC	44,935
9,458		Mondi PLC	56,151
4,790		National Grid PLC	62,351
398,993		Old Mutual PLC	705,657
5,337		Pearson PLC	65,919
29,800		Persimmon PLC	201,715
7,594		Punch Taverns PLC	40,094
1,163		Reckitt Benckiser PLC	58,795
5,578		Reed Elsevier PLC	63,751
5,963		Rio Tinto PLC	566,062
320,545		Royal Bank of Scotland Group PLC	1,363,305
24,222		Sage Group PLC	92,354
12,507		Shire Ltd.	220,343
5,478		Smith & Nephew PLC	65,738
11,762		Standard Chartered PLC	318,088
13,372		Standard Life PLC	60,919
8,447		Tate & Lyle PLC	68,077
79,960		Tesco PLC	554,234
20,631		Thomas Cook Group PLC	85,912
355,664		Vodafone Group PLC	908,917
149,970		WM Morrison Supermarkets PLC	769,911
79,445		Wolseley PLC	641,013
7,879		WPP Group PLC	76,690

			24,361,088

		United States: 55.2%
2,200		Abercrombie & Fitch Co.	115,390
63,600	@	AES Corp.	970,536
9,900	S	Aetna, Inc.	427,086
13,700	@	Affiliated Computer Services, Inc.	729,388
35,700		Aflac, Inc.	2,024,190
16,100	@	Agilent Technologies, Inc.	559,636
6,300		AK Steel Holding Corp.	331,443
5,200	@	Allied Waste Industries, Inc.	69,888
32,200		Altria Group, Inc.	677,166
6,100		AmerisourceBergen Corp.	250,161
27,600	@	Amgen, Inc.	1,734,660
15,500		Anadarko Petroleum Corp.	956,815
10,900		Anheuser-Busch Cos., Inc.	739,674
5,600		AON Corp.	265,944
11,700		Apache Corp.	1,338,246
9,500	@	Apollo Group, Inc. — Class A	604,960
5,800	@	Apple, Inc.	983,274
2,700		Applied Biosystems, Inc.	98,523
7,700		Archer-Daniels-Midland Co.	196,042
4,400		Assurant, Inc.	257,092
75,437		AT&T, Inc.	2,413,230
8,000	@	Autodesk, Inc.	284,240
5,900	@,S	Autozone, Inc.	809,657
12,900		Baker Hughes, Inc.	1,032,129
13,900		Ball Corp.	638,288
67,085		Bank of America Corp.	2,089,027
31,200		Bank of New York Mellon Corp.	1,079,832
73,700		BB&T Corp.	2,211,000
20,500		Best Buy Co., Inc.	917,785
11,900	@	Big Lots, Inc.	351,883
12,800	@,S	Biogen Idec, Inc.	651,904
6,800		Black & Decker Corp.	430,100
27,600		Boeing Co.	1,809,456
19,800		CA, Inc.	473,418

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Global Advantage and Premium Opportunity Fund
as of August 31, 2008 (Unaudited) (continued)

Shares			Value

		United States (continued)
3,200		Capital One Financial Corp.	$141,248
21,900		Caterpillar, Inc.	1,548,987
26,700		Centerpoint Energy, Inc.	423,996
9,900		CenturyTel, Inc.	382,437
890		CF Industries Holdings, Inc.	135,636
17,700		Charles Schwab Corp.	424,623
54,300	S	Chevron Corp.	4,687,176
22,800		Chubb Corp.	1,094,628
27,900		Cigna Corp.	1,168,452
98,300	@,S	Cisco Systems, Inc.	2,364,115
15,800		Clorox Co.	933,780
1,000		CME Group, Inc.	335,380
54,200		Coca-Cola Co.	2,822,194
42,000		ConocoPhillips	3,465,420
12,900	@	Constellation Brands, Inc.	272,319
19,800		Cooper Industries Ltd.	943,272
5,900		Corning, Inc.	121,186
3,400		CVS Caremark Corp.	124,440
8,800		Deere & Co.	621,016
78,100	@	Dell, Inc.	1,697,113
11,100		Devon Energy Corp.	1,132,755
26,100	@	DIRECTV Group, Inc.	736,281
19,600		Discover Financial Services	322,420
21,700		Dominion Resources, Inc.	944,601
25,500		Dover Corp.	1,259,190
22,000		DTE Energy Co.	927,520
8,400		Eaton Corp.	614,712
9,400	@,S	eBay, Inc.	234,342
45,000		Edison International	2,066,400
2,700		EI Du Pont de Nemours & Co.	119,988
17,200		Eli Lilly & Co.	802,380
10,200		Embarq Corp.	481,032
17,900	@	EMC Corp.	273,512
17,900	@	Expedia, Inc.	316,114
13,600	@	Express Scripts, Inc.	998,376
106,300	S	ExxonMobil Corp.	8,505,063
20,500		Family Dollar Stores, Inc.	510,860
18,400		Federal National Mortgage Association	125,856
23,800		Fidelity National Information Services, Inc.	520,030
22,100	@	Fiserv, Inc.	1,146,106
5,500		Fluor Corp.	440,715
22,200	@	Forest Laboratories, Inc.	792,318
7,400		Freeport-McMoRan Copper & Gold, Inc.	660,968
19,100	@	GameStop Corp.	837,917
34,000		Gap, Inc.	661,300
106,122		General Electric Co.	2,982,028
14,700	S	Goldman Sachs Group, Inc.	2,410,359
17,800		Goodrich Corp.	912,250
500	@	Google, Inc. — Class A	231,645
37,100		H&R Block, Inc.	947,534
1,806		Hartford Financial Services Group, Inc.	113,922
18,400		Hasbro, Inc.	688,160
7,100		Hess Corp.	743,441
80,700		Hewlett-Packard Co.	3,786,447
15,300		Honeywell International, Inc.	767,601
70,000		Hudson City Bancorp., Inc.	1,290,800
25,200		IMS Health, Inc.	559,944
63,000		Intel Corp.	1,440,810
1,700	@	IntercontinentalExchange, Inc.	149,651
30,100		International Business Machines Corp.	3,664,073
63,600	@	Interpublic Group of Cos., Inc.	597,840
5,800		Invesco Ltd.	148,654
25,300	S	Jabil Circuit, Inc.	426,558
17,500	@	JDS Uniphase Corp.	177,800
16,000		Johnson & Johnson	1,126,880
37,600		Johnson Controls, Inc.	1,162,592
34,700		JPMorgan Chase & Co.	1,335,603
10,300	@,S	King Pharmaceuticals, Inc.	117,832
24,800		Leggett & Platt, Inc.	553,288
18,800	S	Lennar Corp.	247,220
14,200	@	Lexmark International, Inc.	510,774
30,400		Limited Brands, Inc.	632,320
13,700		Lockheed Martin Corp.	1,595,228
33,800	@	LSI Logic Corp.	224,770
8,600		M&T Bank Corp.	613,524
36,500		McDonald’s Corp.	2,263,000
28,100		Medtronic, Inc.	1,534,260
59,000		Merck & Co., Inc.	2,104,530
41,300		Metlife, Inc.	2,238,460
114,500		Microsoft Corp.	3,124,705
4,300		Molson Coors Brewing Co.	204,895
5,600		Monsanto Co.	639,800
6,200		Murphy Oil Corp.	486,886
4,700	@	National Oilwell Varco, Inc.	346,531
29,100	S	National Semiconductor Corp.	623,613
18,204		News Corp. — Class A	257,769
12,400		Northern Trust Corp.	996,836
11,100	S	Northrop Grumman Corp.	764,235
17,300		Nucor Corp.	908,250
7,800		NYSE Euronext	316,602
27,500		Occidental Petroleum Corp.	2,182,400
6,600		Omnicom Group	279,774
46,800	@	Oracle Corp.	1,026,324
14,100		Parker Hannifin Corp.	903,387
19,600		Pepsi Bottling Group, Inc.	579,768
23,200		Pfizer, Inc.	443,352
31,600		Philip Morris International, Inc.	1,696,920
28,000		Pitney Bowes, Inc.	956,200
15,300		PNC Financial Services Group, Inc.	1,100,835
19,100		PPG Industries, Inc.	1,200,626
48,700		Procter & Gamble Co.	3,397,799
10,100		Progressive Corp.	186,547
5,100		Prudential Financial, Inc.	375,921
8,700		Public Service Enterprise Group, Inc.	354,699
15,700	@	QLogic Corp.	293,276
11,100		Quest Diagnostics	599,955
16,900		RadioShack Corp.	321,269
32,376		Regions Financial Corp.	300,126
19,000		Reynolds American, Inc.	1,006,620
5,700		Robert Half International, Inc.	145,920
1,843		Rohm & Haas Co.	138,317
22,000	S	RR Donnelley & Sons Co.	613,360
8,400		Ryder System, Inc.	541,968
97,500		Sara Lee Corp.	1,316,250
48,700		Schering-Plough Corp.	944,780
21,300	@	SLM Corp.	351,663
7,900		Snap-On, Inc.	450,458
17,700		Spectra Energy Corp.	468,342
23,700	@	St. Jude Medical, Inc.	1,086,171
19,700		State Street Corp.	1,333,099
10,400		SunTrust Bank	435,656
12,500		Supervalu, Inc.	289,875
28,900	@	Symantec Corp.	644,759
4,600	@	Teradata Corp.	113,022
10,300	@	Terex Corp.	517,987
78,700		Texas Instruments, Inc.	1,928,937
18,700	S	Textron, Inc.	768,570
5,700	@	Thermo Electron Corp.	345,192
32,600		TJX Cos., Inc.	1,181,424
4,600		Torchmark Corp.	274,804
21,800		Travelers Cos., Inc.	962,688
2,400		United States Steel Corp.	319,368
14,000		UnumProvident Corp.	355,740
40,300		Verizon Communications, Inc.	1,415,336
5,700		VF Corp.	451,725
42,700		Wal-Mart Stores, Inc.	2,522,289
29,200		Walt Disney Co.	944,620
8,843	@	Waters Corp.	603,535
8,100	@	WellPoint, Inc.	427,599
60,300		Windstream Corp.	748,926
3,500		WM Wrigley Jr. Co.	278,180

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Global Advantage and Premium Opportunity Fund
as of August 31, 2008 (Unaudited) (continued)

Shares			Value

		United States (continued)
62,700		Wyeth	$2,713,656
23,000		Xerox Corp.	320,390
6,500		Xilinx, Inc.	168,870
15,700		Zions Bancorp.	421,388

			168,380,819

		Total Common Stock (Cost $308,670,579)	293,728,850

REAL ESTATE INVESTMENT TRUSTS: 0.7%

		Australia: 0.2%
699,530		Macquarie Office Trust	619,737
12,064		Stockland	53,990

			673,727

		Singapore: 0.0%
45,000	@	CapitaCommercial Trust	53,427

			53,427

		United States: 0.5%
65,400		Host Hotels & Resorts, Inc.	935,220
6,200		Public Storage, Inc.	547,584

			1,482,804

		Total Real Estate Investment Trusts (Cost $2,443,460)	2,209,958

PREFERRED STOCK: 0.2%

		Germany: 0.2%
1,581		Bayerische Motoren Werke AG	53,739
3,493		Henkel KGaA — Vorzug	137,155
463		Porsche AG	65,689
30,827		ProSieben SAT.1 Media AG	314,260
418		Volkswagen AG	64,433

			635,276

		Italy: 0.0%
3,273	@	Instituto Finanziario Industriale S.p.A.	70,525

			70,525

		Total Preferred Stock (Cost $1,074,715)	705,801

		Total Long-Term Investments (Cost $312,188,754)	296,644,609

SHORT-TERM INVESTMENTS: 2.1%

		Affiliated Mutual Fund: 2.0%
6,025,000	S	ING Institutional Prime Money Market Fund	6,025,000

		Total Mutual Fund (Cost $6,025,000)	6,025,000

Principal
Amount			Value

Repurchase Agreement: 0.1%
$481,000		Deutsche Bank Repurchase Agreement dated 08/29/08, 2.100%, due 09/02/08, $481,112 to be received upon repurchase (Collateralized by $619,000 Federal Home Loan Mortgage Corporation, Discount Note, Market Value $490,644, due 11/24/14)	$481,000

		Total Repurchase Agreement (Cost $481,000)	481,000

		Total Short-Term Investments (Cost $6,506,000)	6,506,000

	Total Investments in Securities
	(Cost $318,694,754)*	99.4%	$303,150,609
	Other Assets and Liabilities - Net	0.6	1,729,663

	Net Assets	100.0%	$304,880,272

@	Non-income producing security
STRIP	Separate Trading of Registered Interest and Principal of Securities
S	All or a portion of this security is segregated to cover collateral requirements for applicable futures, options, swaps, foreign forward currency contracts and/or when-issued or delayed-delivery securities.
X	Fair Valued determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.

*	Cost for federal income tax purposes is $323,395,282.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$8,904,874
Gross Unrealized Depreciation	(29,149,547)

Net Unrealized Depreciation	$(20,244,673)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Global Advantage and Premium Opportunity Fund
as of August 31, 2008 (Unaudited) (continued)

Percentage of
Industry	Net Assets

Advertising	0.3%
Aerospace/Defense	1.9
Agriculture	1.5
Airlines	0.2
Apparel	0.3
Auto Manufacturers	1.0
Auto Parts & Equipment	1.3
Banks	9.7
Beverages	2.5
Biotechnology	0.9
Building Materials	0.9
Chemicals	1.7
Commercial Services	0.8
Computers	4.0
Cosmetics/Personal Care	1.3
Distribution/Wholesale	0.6
Diversified	0.0
Diversified Financial Services	3.2
Electric	3.5
Electrical Components & Equipment	0.3
Electronics	1.9
Energy — Alternate Sources	0.3
Engineering & Construction	1.2
Entertainment	0.2
Environmental Control	0.0
Food	2.4
Food Service	0.1
Forest Products & Paper	0.3
Gas	0.7
Hand/Machine Tools	0.3
Healthcare — Products	1.5
Healthcare — Services	1.0
Holding Companies — Diversified	0.1
Home Builders	0.2
Home Furnishings	0.7
Hotels	0.3
Household Products/Wares	0.3
Insurance	4.4
Internet	0.5
Investment Companies	0.1
Iron/Steel	0.7
Leisure Time	0.1
Lodging	0.0
Machinery — Construction & Mining	0.9
Machinery — Diversified	0.5
Media	1.5
Mining	2.2
Miscellaneous Manufacturing	3.5
Office Property	0.2
Office/Business Equipment	0.4
Oil & Gas	11.0
Oil & Gas Services	0.6
Packaging & Containers	0.2
Pharmaceuticals	5.8
Pipelines	0.2
Real Estate	0.9
Retail	4.3
Savings & Loans	0.4
Semiconductors	1.8
Software	2.4
Storage	0.2
Telecommunications	5.6
Toys/Games/Hobbies	0.2
Transportation	1.0
Venture Capital	0.0
Water	0.3
Short-Term Investments	2.1
Other Assets and Liabilities — Net	0.6

Net Assets	100.0%

The following table summarizes the inputs used as of August 31, 2008 in determining the Fund’s investments at fair value for purposes of SFAS 157:

	Investments in	Other Financial
	Securities	Instruments*

Level 1 — Quoted Prices	$176,890,389	$(100,213)
Level 2 — Other Significant Observable Inputs	126,260,220	(492,372)
Level 3 — Significant Unobservable Inputs	—	—

Total	$303,150,609	$(592,585)

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act (see Note 2). The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*	Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at period end. Swaps and written options are reported at their market value at period end.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Global Advantage and Premium Opportunity Fund
as of August 31, 2008 (Unaudited) (continued)

Written OTC Call Options

# of			Expiration	Strike		Premiums
Contracts	Counterparty	Description	Date	Price/Rate		Received	Value

5,900	Morgan Stanley	Dow Jones Euro Stoxx 50	09/09/08	3,448.45	EUR	$670,228	$(129,501)
2,900	Morgan Stanley	FTSE 100 Index	09/09/08	5,540.54	GBP	627,292	(703,614)
204,000	Morgan Stanley	Nikkei 225 Index	09/09/08	13,306.56	JPY	601,113	(210,942)
80,613	UBS AG	S&P 500® Index	09/08/08	1,296.32	USD	2,372,441	(919,703)

						$4,271,074	$(1,963,760)

		Total Premiums Received:	$4,271,074
		Total Liabilities for Written Options:	$1,963,760

ING Global Advantage and Premium Opportunity Fund Open Futures Contracts on August 31, 2008:

			Unrealized
	Number	Expiration	Appreciation/
Contract Description	of Contracts	Date	(Depreciation)

Long Contracts

S&P 500®	20	09/18/08	$(108,358)
S&P 500®	2	12/18/08	8,145

			$(100,213)

At August 31, 2008 the following forward foreign currency contracts were outstanding for the ING Global Advantage and Premium Opportunity Fund:

			In		Unrealized
		Settlement	Exchange		Appreciation/
Currency	Buy/Sell	Date	For	Value	(Depreciation)
			USD

Australia Dollars AUD 9,200,000	SELL	11/18/08	7,951,109	7,824,963	$126,146
Switzerland Francs CHF 10,100,000	SELL	11/18/08	9,290,774	9,179,732	111,042
Euro EUR 32,600,000	SELL	11/18/08	48,311,244	47,625,171	686,073
British Pound Sterling GBP 14,500,000	SELL	11/18/08	26,961,836	26,279,424	682,412
Japanese Yen JPY 2,766,000,000	SELL	11/18/08	25,397,817	25,532,102	(134,285)

					$1,471,388

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Global Advantage and Premium Opportunity Fund
as of August 31, 2008 (Unaudited) (continued)

Supplemental Option Information (Unaudited)

Supplemental Call Option Statistics as of August 31, 2008
% of Total Net Assets against which calls written	62%
Average Days to Expiration	29 days
Average Call Moneyness* at time written	ATM
Premium received for calls	$4,271,074
Value of calls	$(1,963,760)

*	“Moneyness” is the term used to describe the relationship between the price of the underlying asset and the option’s exercise or strike price. For example, a call (buy) option is considered “in-the-money” when the value of the underlying asset exceeds the strike price. Conversely, a put (sell) option is considered “in-the-money” when its strike price exceeds the value of the underlying asset. Options are characterized for the purpose of Moneyness as, “in-the-money” (“ITM”), “out-of-the-money” (“OTM”) or “at-the-money” (“ATM”), where the underlying asset value equals the strike price.

See Accompanying Notes to Financial Statements

SHAREHOLDER MEETING INFORMATION (Unaudited)

A special meeting of shareholders of ING Global Advantage and Premium Opportunity Fund was held June 25, 2008, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

Matters:
ING Global Advantage and Premium Opportunity Fund, Class III Trustees

To elect four Class III Trustees to represent the interests of the holders of Common Shares of the Fund until the election and qualification of their successors.

Results:

			Shares voted
		Shares	against or	Shares	Total
	Proposal 1*	voted for	withheld	abstained	Shares Voted

Class III Trustees	J. Michael Earley	16,213,639.234	175,880.000	—	16,389,519.234
	Patrick W. Kenny	16,205,696.234	183,823.000	—	16,389,519.234
	Shaun P. Mathews	16,209,066.234	180,453.000	—	16,389,519.234
	Roger B. Vincent	16,208,122.234	181,397.000	—	16,389,519.234

*	Proposal 1 Passed

ADDITIONAL INFORMATION (Unaudited)

During the period, there were no material changes in the Fund’s investment objective or policies that were not approved by the shareholders or the Fund’s charter or by-laws or in the principal risk factors associated with investment in the Fund. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Fund’s portfolio.

Dividend Reinvestment Plan

Unless the registered owner of Common Shares elects to receive cash by contacting BNY (the “Plan Agent”), all dividends declared on Common Shares of the Fund will be automatically reinvested by the Plan Agent for shareholders in additional Common Shares of the Fund through the Fund’s Dividend Reinvestment Plan (the “Plan”). Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Agent prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional Common Shares of the Fund for you. If you wish for all dividends declared on your Common Shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Agent will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Agent for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. Open-market purchases and sales are usually made through a broker affiliated with the Plan Agent.

If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the net asset value per Common Share, the Plan Agent will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per Common Share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the net asset value per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Agent will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Agent will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases.

It is contemplated that the Fund will pay quarterly Dividends. Therefore, the period during which Open-Market Purchases can be made will exist only from the payment date of each Dividend through the date before the next “ex-dividend” date, which typically will be approximately ten days.

If, before the Plan Agent has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Agent is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making Open-Market Purchases

ADDITIONAL INFORMATION (Unaudited) (continued)

and will invest the un-invested portion of the Dividend amount in Newly Issued Common Shares at the net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a partial or full sale of shares through the Plan Agent are subject to a $15.00 sales fee and a $0.10 per share brokerage commission on purchases or sales, and may be subject to certain other service charges.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All questions concerning the Plan should be directed to the Fund’s Shareholder Service Department at (800) 992-0180.

KEY FINANCIAL DATES — CALENDAR 2008 DIVIDENDS:

DECLARATION	EX-DIVIDEND	PAYABLE
DATE	DATE	DATE

March 20, 2008	April 1, 2008	April 15, 2008
June 20, 2008	July 1, 2008	July 15, 2008
September 19, 2008	October 1, 2008	October 15, 2008
December 19, 2008	December 29, 2008	January 15, 2009

Record date will be two business days after each Ex-Dividend Date. These dates are subject to change.

Stock Data

The Fund’s common shares are traded on the NYSE (Symbol: IGA).

Repurchase of Securities by Closed-End Companies

In accordance with Section 23(c) of the 1940 Act, and Rule 23c-1 under the 1940 Act the Fund may from time to time purchase shares of beneficial interest of the Fund in the open market, in privately negotiated transactions and/or purchase shares to correct erroneous transactions.

Number of Shareholders

The approximate number of record holders of Common Stock as of August 31, 2008 was 15,338, which does not include beneficial owners of shares held in the name of brokers of other nominees.

Certifications

In accordance with Section 303A.12 (a) of the New York Stock Exchange Listed Company Manual, the Fund’s CEO submitted the Annual CEO Certification on May 21, 2008 certifying that he was not aware, as of that date, of any violation by the Fund of the NYSE’s Corporate governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal controls over financial reporting.

Investment Adviser
ING Investments, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Administrator
ING Funds Services, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Distributor
ING Funds Distributor, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Transfer Agent
The Bank of New York Mellon Corporation
101 Barclay Street (11E)
New York, New York 10286

Custodian
The Bank of New York Mellon Corporation
One Wall Street
New York, New York 10286

Legal Counsel
Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

Toll-Free Shareholder Information
Call us from 9:00 a.m. to 7:00 p.m. Eastern time on any business day for account or other information, at (800) 992-0180

PRSAR-UIGA                  (0808-102208)

Item 2.  Code of Ethics.

Not required for semi-annual filing.

Item 3.  Audit Committee Financial Expert.

Not required for semi-annual filing.

Item 4.  Principal Accountant Fees and Services.

Not required for semi-annual filing.

Item 5.  Audit Committee Of Listed Registrants.

Not required for semi-annual filing.

Item 6.  Schedule of Investments.

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-end Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-end Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-end Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board. The Committee currently consists of all Independent Trustees of the Board. (6 individuals). The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider and present to the Board the candidates it proposes for nomination to fill vacancies on the Board. In evaluating candidates, the Nominating Committee may consider a variety of factors, but it has not at this time set any specific minium qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nomination as trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The secretary shall submit all nominations received in a timely manner to the Nominating Committee. To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the Securities and Exchange Commission.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	The Code of Ethics is not required for the semi-annual filing.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(a)(3)	Not required for semi-annual filing.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Global Advantage and Premium Opportunity Fund

By	/s/ Shaun P. Mathews

Shaun P. Mathews President and Chief Executive Officer

Date:	November 7, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews

Shaun P. Mathews President and Chief Executive Officer

Date:	November 7, 2008

By	/s/ Todd Modic

Todd Modic Senior Vice President and Chief Financial Officer

Date:	November 7, 2008